Transaction

Date:

14 December, 2005

To:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-8

Attention: Documentation Unit

From:

Lehman Brothers Special Financing Inc.

Mandy Lee - Confirmations Group

Facsimile:

(+1) 646-885-9551 (United States of America)

Telephone:

212-526-9257

Ref. Numbers:

Risk ID: 1077271L / Effort ID: N785761 / Global Deal ID: 2329215

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-8, a common law trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

LEHMAN BROTHERS SPECIAL FINANCING INC.

LEHMAN BROTHERS INC.

745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	28 November, 2005
Effective Date:	30 November, 2005
Termination Date:	25 January, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.
Notional Amount:	[ _______ ] – subject to adjustment in accordance with Schedule A attached hereto.
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:
Floating Amount Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 6.4042%.
Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing 25 December, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.
Early Payment:	1 Business Days preceding each Floating Rate Payer Period End Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York
Miscellaneous:
Calculation Agent:	Party A
Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the full unconditional guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).
Termination Currency:	USD

Additional Provisions:

1.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.

"Specified Entity" will not apply to either Party A or Party B.

5.

Payments on Early Termination. For the purposes of Section 6(e), Market Quotation and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the    following additional subsections:

(a)

No Agency.  It is entering into this Transaction as principal.

(b)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Citibank, N.A. (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 November, 2005, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken  by the Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.    Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

Citibank NA

ABA# 021-000-089

Acct Name: Structured Finance Incoming Wire

Acct Number: 3617-2242

Ref: Lehman XS 2005-8 Pool 2 Bas Risk Reserve/105598

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kolov

By:

Authorized Signatory

Accepted and confirmed as of the date first written

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-8

By: Citibank, N.A. not in its individual capacity but solely as Trustee

By          /s/ Karen Schluter

Name:       Karen Schluter

Title:      Vice President

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Notional Amount:
30 November, 2005	27 December, 2005	USD 168,138,000.00
27 December, 2005	25 January, 2006	USD 164,641,374.49
25 January, 2006	27 February, 2006	USD 160,931,537.56
27 February, 2006	27 March, 2006	USD 157,295,122.48
27 March, 2006	25 April, 2006	USD 153,400,383.48
25 April, 2006	25 May, 2006	USD 149,203,755.04
25 May, 2006	26 June, 2006	USD 144,713,422.21
26 June, 2006	25 July, 2006	USD 139,938,453.34
25 July, 2006	25 August, 2006	USD 134,888,774.94
25 August, 2006	25 September, 2006	USD 129,575,142.11
25 September, 2006	25 October, 2006	USD 124,009,104.59
25 October, 2006	27 November, 2006	USD 118,211,946.53
27 November, 2006	26 December, 2006	USD 112,523,376.41
26 December, 2006	25 January, 2007	USD 106,941,730.76
25 January, 2007	26 February, 2007	USD 101,465,012.59
26 February, 2007	26 March, 2007	USD 96,091,262.01
26 March, 2007	25 April, 2007	USD 90,818,555.63
25 April, 2007	25 May, 2007	USD 85,645,005.78
25 May, 2007	25 June, 2007	USD 80,568,759.94
25 June, 2007	25 July, 2007	USD 75,588,000.04
25 July, 2007	27 August, 2007	USD 70,700,941.81
27 August, 2007	25 September, 2007	USD 65,905,834.18
25 September, 2007	25 October, 2007	USD 61,200,958.68
25 October, 2007	26 November, 2007	USD 56,584,628.79
26 November, 2007	26 December, 2007	USD 52,055,189.36
26 December, 2007	25 January, 2008	USD 47,611,016.08
25 January, 2008	25 February, 2008	USD 43,250,514.81
25 February, 2008	25 March, 2008	USD 38,972,121.12
25 March, 2008	25 April, 2008	USD 34,774,299.67
25 April, 2008	27 May, 2008	USD 30,655,543.71
27 May, 2008	25 June, 2008	USD 26,614,374.52
25 June, 2008	25 July, 2008	USD 22,649,340.93
25 July, 2008	25 August, 2008	USD 18,759,018.75
25 August, 2008	25 September, 2008	USD 14,942,010.33
25 September, 2008	27 October, 2008	USD 11,196,944.02
27 October, 2008	25 November, 2008	USD 7,522,473.73
25 November, 2008	26 December, 2008	USD 3,917,278.41
26 December, 2008	25 January, 2009	USD 704,263.55

*subject to adjustment in accordance with the relevant Business Day Convention.

Risk ID: 1077271L / Effort ID: 785761 / Global Deal ID: 2329215